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GUIDESTONE FUNDS

Global Bond Fund

International Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

July 7, 2008

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each of the above-listed series (“Fund”) of GuideStone Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”) and GuideStone Financial Resources of the Southern Baptist Convention, a majority shareholder of each Fund, have approved or are expected to approve (1) the appointment of a new sub-adviser, Loomis, Sayles & Company, L.P., to manage a portion of the Global Bond Fund’s portfolio; and (2) an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management and AQR Capital Management, LLC, a sub-adviser to the International Equity Fund.

There will be no changes to the Global Bond Fund’s investment objective, principal investment strategies or principal risks, but the aggregate management fees have increased by approximately 0.07% (seven basis points). With respect to the International Equity Fund, there will be no changes to the investment objective, principal investment strategies or principal risks, other than those necessary to allow AQR Capital Management, LLC to implement a 130/30 strategy involving short sales with respect to the portion of assets of the International Equity Fund that it manages. The amendment to the fee schedule will result in an increase in the aggregate management fee in the amount of 0.01% (one basis point), in connection with the implementation of the 130/30 strategy.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (48433), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones

President

GUIDESTONE FUNDS

Global Bond Fund

International Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

July 7, 2008

This document is an Information Statement for shareholders of the Global Bond Fund and the International Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of GuideStone Funds (the “Trust”), a registered open-end management investment company. GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is PFPC Distributors, Inc. (“Underwriter”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Funds and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about July 7, 2008 to the shareholders of record of each Fund as of June 10, 2008 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval. GuideStone Financial Resources has approved a new sub-advisory agreement among the Trust, the Adviser and Loomis, Sayles & Company, L.P. on behalf of the Global Bond Fund, and is expected to approve an amended sub-advisory agreement among the Trust, the Adviser and AQR Capital Management, LLC on behalf of the International Equity Fund, as further described herein.

In addition, as further described in the Funds’ prospectus, the assets of each Fund are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Fund and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval provided there is not an increase in the management fee.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStoneFunds.org.

As of the Record Date, the following are the shares of each Fund that were issued and outstanding:

Fund	GS2 Class	GS4 Class	GS6 Class
Global Bond Fund	N/A	18,407,747.433	N/A
International Equity Fund	23,870,309.224	80,736,351.090	1,953,439.838

Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date. The executive officers and the Board, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date, to the knowledge of the Adviser.

I. Introduction

Global Bond Fund. On May 20, 2008, the Board appointed Loomis, Sayles & Company, L.P. (“Loomis”) as a sub-adviser to manage a portion of the assets of the Global Bond Fund. Western Asset Management Company and Western Asset Management Company Limited (together, “Western”) will also continue to act as sub-advisers to the Fund. The investment objective, principal investment strategies and principal risks of the Fund will not change as a result of the appointment of Loomis; however, there will be an increase in the Fund’s aggregate management fees of approximately 0.07% (seven basis points) based on current Fund assets. GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of the Fund, has approved the appointment of Loomis by written consent.

International Equity Fund. On May 20, 2008, the Board approved an amendment to the fee schedule of the sub-advisory agreement among the Trust, the Adviser and AQR Capital Management, LLC (“AQR”) on behalf of the International Equity Fund, subject to the approval by GuideStone Financial Resources, as the majority shareholder of the Fund. The amendment is in relation to the implementation of a 130/30 strategy associated with the portion of the Fund’s assets that AQR manages. The amendment will result in an increase of the aggregate management fees payable by the Fund in an amount of approximately 0.01% (one basis point), following the implementation of the 130/30 strategy which is expected to become effective on or about August 1, 2008.

II. Global Bond Fund: Appointment of Loomis, Sayles & Company, L.P. as Sub-Adviser

Appointment. At a regular meeting of the Board held on May 20, 2008, the Board, and separately, the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) unanimously approved the Adviser’s proposal to engage Loomis to provide sub-advisory services with respect to a portion of the Global Bond Fund commencing on or about June 2, 2008. Loomis joins Western, the current sub-advisers of the Fund, which continue to provide sub-advisory services with respect to portions of the Fund.

The Adviser carefully monitors the performance of the Fund’s sub-advisers and their adherence to the Fund’s investment objective. In the course of this process, the Adviser determined that the addition of Loomis would enhance the investment strategy of the Fund. The Adviser believes that the addition of Loomis will complement the investment strategy implemented by Western and provide added diversification to the Fund, in particular, the sources of investment return for the Fund.

In making its determination to hire Loomis, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the past performance records of similar accounts managed by personnel of Loomis who would be managing the Fund, fees charged to comparable clients, and information regarding Loomis’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive screening process it used to recommend Loomis. The Board received and considered information about the potential of Loomis to contribute economies of scale as the Fund grows in size. The Board noted that the Adviser had been able to negotiate fees that were favorable compared to the fees the sub-adviser charged its other clients and less than the sub-adviser’s stated fee schedule. The fee schedule for Loomis incorporates fee breakpoints, but no breakpoints would be available in the future based on current asset levels or growth in market value. The Board considered that the appointment of Loomis as sub-adviser would result in an increase in the aggregate management fees of the Global Bond Fund of 0.07% (seven basis points) based on current Fund assets. However, a large allocation of assets to the Fund is expected to completely offset the increase in aggregate management fees by reducing the other expenses the Fund pays. The Board also considered that the appointment of Loomis would have no effect on the Adviser’s profitability with respect to the Fund, as sub-advisory fees are paid directly by the Fund and not by the Adviser.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Loomis and its affiliates as a result of their arrangements with the Fund. The Trustees noted that Loomis does not use soft dollars or affiliated brokers. The Trustees considered the Adviser’s assessment of the financial condition of Loomis.

The Board considered the investment strategy proposed to be implemented by Loomis with respect to approximately 48% of the Global Bond Fund’s assets, and the Adviser’s assessment that the appointment would complement the investment strategy of Western, the current sub-advisers to the Fund, and would enhance the diversification of the Fund, in particular, the sources of investment return. The Board noted that each sub-adviser to the Fund employs an investment strategy that relies upon sector rotation based on market conditions, but that Loomis’ strategy places a higher emphasis on security selection by identifying undervalued bonds with favorable current yields and strong prospects for price appreciation. The Board also noted Loomis’ long, successful history in managing its sector rotation strategy and, in particular, that the composite performance for the strategy outperformed the relevant benchmark, Lehman Aggregate Bond Index, for each of the last six calendar years and ranked in the top quartile among peers during the five-year period ended March 31, 2008.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Loomis. In addition, since January 1, 2007, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Loomis, any parent or subsidiary of Loomis or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding Loomis. Established in 1926, Loomis is located in Boston, Massachusetts and is owned by Natixis Global Asset Management, L.P. The following individuals have primary responsibility for the day-to-day management of Loomis’ portion of the Global Bond Fund: Daniel J. Fuss, CFA, CIC, serves as portfolio manager. Kathleen C. Gaffney, CFA, assists Mr. Fuss as a portfolio manager. Matthew J. Eagan, CFA, and Elaine M. Stokes serve as associate portfolio managers. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers. Each individual has been with Loomis for more than ten years. Loomis currently serves as a sub-adviser to one other series of the Trust, the Extended-Duration Bond Fund. More information about Loomis is provided in Appendix B.

Comparison of the Management Fees. The aggregate management fees paid by the Fund will increase by 0.07% (seven basis points), based on current Fund assets, compared to the aggregate management fees paid by the Fund prior to the effective date of the sub-advisory agreement among the Trust, the Adviser and Loomis (the “Loomis Agreement”). Prior to the effectiveness of the Loomis Agreement, the GS4 Class of the Fund paid aggregate management fees of 0.41% of average daily net assets. For the fiscal year ended December 31, 2007, the Fund paid $453,548.77 in aggregate management fees. With the retention of Loomis, the Fund will pay a sub-advisory fee directly to Loomis, and the profitability of GuideStone Capital Management will not be affected. As a result of the appointment of Loomis, the Fund will pay aggregate management fees of approximately 0.48% of average daily net assets. If the new aggregate management fees had been in effect for the fiscal year ended December 31, 2007, the Fund would have paid $549,462.43 in aggregate management fees or 21% of the aggregate management fees actually paid in that fiscal year. The preceding information regarding the change in the Fund’s aggregate management fees due to the retention of Loomis does not take into account the allocation of additional assets to the Fund in 2008.

Description of the Loomis Agreement. The Loomis Agreement became effective on or about May 28, 2008. This description of the Loomis Agreement is qualified in its entirety by the form of the Agreement, which is included in Appendix D. Except as to compensation and effective date, the terms of the Loomis Agreement are substantially identical in all respects to the investment sub-advisory agreements among the Trust, the Adviser and the Fund’s other sub-advisers. The Loomis Agreement will continue in effect for an initial term of two years. Thereafter, the Loomis Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Loomis Agreement, Loomis will manage the assets of the Fund that are allocated to them by the Adviser. Loomis has discretion pursuant to the Loomis Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Fund’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser. Although Loomis is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Loomis Agreement recognizes that Loomis may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Loomis with research, analysis, advice or similar services. The Loomis Agreement also provides that Loomis will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Loomis effects on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to Loomis’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Loomis normally makes available to its institutional investors or other customers.

The Loomis Agreement does not protect Loomis against liability to the Fund or its shareholders to which Loomis might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Loomis Agreement. The Loomis Agreement will terminate automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Adviser. The Loomis Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III. International Equity Fund: Amendment of the Sub-Advisory Agreement with AQR Capital Management, LLC

Amendment to Sub-Advisory Agreement. On May 20, 2008, the Board approved an amendment to the fee schedule of the sub-advisory agreement among the Trust, the Adviser and AQR on behalf of the International Equity Fund (the “Amended AQR Agreement”), subject to the approval by GuideStone Financial Resources, as the majority shareholder of the Fund. The amendment will result in an increase in the aggregate management fees of the Fund by approximately 0.01% (one basis point) after the implementation of the 130/30 strategy, based on both current Fund assets and projected asset growth in the near term.

In making its determination to approve the Amended AQR Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the Adviser’s recommendation to approve an increase in the sub-advisory fee for AQR in connection with the implementation of the 130/30 strategy for a portion of the International Equity Fund. The Board noted that the Adviser recommended the 130/30 strategy to help solidify the core international equity market exposure of the Fund, enhance the Fund’s potential to provide excess returns as measured against the benchmark, MSCI EAFE Index, and provide value orientation to offset the strong growth characteristics of the growth oriented sub-advisers to the Fund. The Board reviewed information provided by AQR and noted AQR’s identified steps to manage the risks related to the use of a 130/30 strategy, including, but not limited to (1) the periodic modification of the model in response to changing market risks, (2) limiting investment in any one stock to no more than 1% of the Fund assets managed by AQR, and (3) monitoring positions held by the Fund under the 130/30 strategy frequently throughout each trading day. The Board also noted that employees of AQR represented that the firm has substantial experience negotiating contractual protections for 130/30 strategy clients through prime brokerage agreements.

The Board noted that although AQR has not previously managed a 130/30 strategy for an international equity fund registered as an investment company with the SEC under the 1940 Act, AQR has ten years of experience in managing 130/30 strategies for non-registered funds and more than two years experience in managing the strategy for registered funds under other investment mandates, including a global fund containing substantially the same international component as the Fund. The Board noted that Fund assets dedicated to the 130/30 strategy would be limited to assets initially allocated to AQR for management, projected to be no more than 7% of the Fund’s assets at the time of implementation of the 130/30 strategy.

The Board reviewed simulated performance information provided by AQR and the Adviser, noting the favorable long-term investment performance of the 130/30 strategy, in particular that the strategy significantly outperformed the relevant benchmark in calendar years 2005, 2004 and 2003 and slightly outperformed the benchmark in calendar year 2006, but underperformed the benchmark in calendar year 2007. The Board noted that the 130/30 strategy outperformed the benchmark over the most recent three-year, five-year and since inception periods ended December 31, 2007. The Board also noted the limitations inherent in the simulated performance information that was provided.

The Board examined the proposed fee schedule for AQR, noting how the fee level that would be charged to the Fund compared with available information about fees charged by the sub-adviser to its other clients using the 130/30 strategy under different investment mandates. The Board noted that the Adviser had been able to negotiate fees that were favorable compared to the fees AQR charged to other similarly situated clients, the increased costs of managing a 130/30 strategy compared to the long-only strategy currently managed by AQR for the Fund and the relatively small amount of Fund assets that would be allocated to the 130/30 strategy. The Trustees noted that the Adviser attempted to negotiate breakpoints in the sub-advisory fee with AQR but that AQR was unwilling to provide any such breakpoints. The Board noted that, as a result of the higher fee that would be paid to AQR, the aggregate management fee for the International Equity Fund would increase by approximately 0.01% (one basis point) after the implementation of the 130/30 strategy based on both current Fund assets and projected asset growth in the near term. The Trustees further noted that the Adviser has agreed to waive fees and reimburse expenses of each class of the Fund through April 30, 2009 to limit total operating expenses of each class to certain levels stated in the prospectus, that each class of the Fund is currently over its expense limitation level, necessitating a waiver/reimbursement by the Adviser, and that the Adviser’s waiver/reimbursement obligation will not be modified as a result of the increase in the Fund’s management fee. The Trustees also considered that the fee increase would affect the Adviser’s profitability with respect to the International Equity Fund only insofar as the Adviser’s expense waiver/reimbursement obligation may be increased, as sub-advisory fees are paid directly by the Fund and not by the Adviser.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of AQR. In addition, since January 1, 2007, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which AQR, any parent or subsidiary of the AQR or any subsidiary of a parent of such entities was or is to be a party.

The Amended AQR Agreement is substantially identical to the sub-advisory agreement between the Trust, the Adviser and AQR with the exception of compensation. There are no changes to the investment personnel or to the services provided to the International Equity Fund as a result of the Amended AQR Agreement. More information about AQR can be found in Appendix C.

Comparison of Management Fees. The aggregate management fees paid by the Fund will increase by approximately 0.01% (one basis point) after the implementation of the 130/30 strategy based on both current Fund assets and projected asset growth in the near term. For the fiscal year ended December 31, 2007, each class of the Fund paid $13,027,935.61 in aggregate management fees or 0.95% of average daily net assets. The additional fee will be paid directly to AQR, and the profitability of GuideStone Capital Management will not be affected, except to the extent the Adviser may waive/reimburse additional amounts to the Fund, as described above. Each class of the Fund will pay aggregate management fees of approximately 0.96% of average daily net assets. If the new aggregate management fees had been in effect for the fiscal year ended December 31, 2007, the Fund would have paid $13,204,331.96 in aggregate management fees or 1% of the aggregate management fees actually paid in that fiscal year.

Comparison of the Former and Amended Sub-Advisory Agreements. The former sub-advisory agreement with AQR (which will remain in effect until the implementation of the 130/30 strategy) and the Amended AQR Agreement are substantially identical with the exception of compensation. The description of the Amended AQR Agreement below also accurately describes the current sub-advisory agreement. In addition, the description of the Amended AQR Agreement is qualified in its entirety by the form of the Agreement, which is included in Appendix D.

The Amended AQR Agreement will become effective on or about August 1, 2008 coinciding with the implementation of the 130/30 strategy and will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the International Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees. The Board initially approved the current sub-advisory agreement on February 22, 2008, and the agreement became effective on February 28, 2008.

Under the Amended AQR Agreement, AQR will manage the assets of the Fund that are allocated to it by the Adviser. AQR has discretion pursuant to the Amended AQR Agreement to purchase and sell securities for its respective allocated segment of Fund assets in accordance with the Fund’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser. Although AQR is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Amended AQR Agreement recognizes that AQR may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide AQR with research, analysis, advice or similar services. The Amended AQR Agreement also provides that AQR will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions AQR effects on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to AQR’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that AQR normally makes available to its institutional investors or other customers.

The Amended AQR Agreement does not protect AQR against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Amended AQR Agreement. The Amended AQR Agreement will terminate automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Adviser. The Amended AQR Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers.

For the fiscal year ended December 31, 2007, the International Equity Fund paid $211,761 in brokerage commissions to the following affiliated broker, Northern Trust Securities. This amount represented 28% of the Fund’s total brokerage commissions.

By Order of the Board of Trustees,

Rodney R. Miller

Vice President and Secretary

July 7, 2008

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE

GLOBAL BOND FUND AND THE INTERNATIONAL EQUITY FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 10th, 2008 *(Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	10,200,734.712	55%

Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,329,875.519	18%

International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	15,689,498.275	19%

International Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	14,183,600.249	18%

International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,119,393.333	16%

International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	12,595,898.527	16%

International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11,089,572.020	14%

International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,298,911.917	8%

International Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,848,832.377	95%

International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,812,622.836	16%

A-1

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 10th, 2008 *(Percentage of shares owned rounded to the nearest whole percentage)

International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,793,197.410	16%

International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,711,920.599	16%

International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,246,360.523	14%

International Equity Fund GS2 Class	Georgia Baptist Foundation Inc. 6405 Sugarloaf Pkwy Duluth GA 30097-4092	2,174,548.006	9%

International Equity Fund GS2 Class	Southwestern Seminary Foundation 2001 W Seminary Dr Fort Worth TX 76115-1153	1,569,959.750	7%

International Equity Fund GS2 Class	Northern Trust Co Cust FBO Church of the Nazarene Pension PO Box 92956 Chicago IL 60675-2956	1,288,035.146	5%

A-2

APPENDIX B

MORE INFORMATION ABOUT LOOMIS

Loomis is located at One Financial Center, Boston, Massachusetts 02111 and is a limited partnership. Loomis’s general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of Loomis:

Name	Position(s) with Loomis/Principal Occupations
Robert J. Blanding	Chairman, President and CEO

Daniel J. Fuss	Vice President and EVP

Pierre Servant	Director

John T. Hailer	Director

John R. Gidman	EVP, Chief Information Officer and Director

Jaehoon Park	EVP, Chief Investment Officer-Fixed Income and Director

Mark E. Smith	EVP and Director

Kevin P. Charleston	EVP, Chief Financial Officer and Director

Lauriann C. Kloppenburg	EVP, Chief Investment Officer-Equity and Director

Jean S. Loewenberg	EVP, General Counsel, Secretary and Director

John F. Gallagher, III	EVP and Director

The business address of each person listed above is One Financial Center, Boston, Massachusetts 02111.

Loomis also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of March 31, 2008 (in millions)*	Annual Investment Advisory Fee
Loomis Sayles Bond Fund	$16,692	0.60% on first $3 billion; 0.50% on the next $12 billion; 0.49% on balance
Loomis Sayles Fixed Income Fund	$622	0.50% on balance
Natixis Income Diversified Portfolio—
MultiSector Bond Discipline	$47	0.35% on first $250 million; 0.30% on balance
Maxim Loomis Sayles Bond Portfolio	$392	0.30% on balance
GuideStone Funds Extended-Duration Bond	$164	0.50% in first $10 million; 0.30% on balance
Transamerica Loomis Sayles Bond	$631	0.325% on first $200 million; 0.30% on balance

*	Only Loomis’ portion of certain funds’ assets are included where such fund is also sub-advised by other investment managers.

B-1

APPENDIX C

MORE INFORMATION ABOUT AQR

AQR is located at Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830. Affiliated Managers Group (NYSE: AMG) owns a modest minority stake in AQR; however, AQR principals/employees own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors and general partners of AQR:

Name	Position(s) with AQR/Principal Occupations
Clifford S. Asness, Ph.D.	Managing and Founding Principal

John M. Liew, Ph.D.	Founding Principal and Head of Global Asset Allocation Team

Robert J. Krail	Founding Principal and Head of Global Stock Selection Team

David G. Kabiller, CFA	Founding Principal and Head of Client Strategies

Brian K. Hurst	Principal, Global Asset Allocation Portfolio Management

Jacques A. Friedman	Principal, Global Stock Selection Portfolio Management

Oktay Kurbanov	Principal, Global Asset Allocation Portfolio Management

Ronen Israel	Principal, Global Stock Selection Portfolio Management

Lars Nielsen	Principal, Global Stock Selection Portfolio Management

Bradley D. Asness	General Counsel and Principal

Gregor Andrade, Ph.D.	Principal, Client Strategies. Prior to joining the firm in May 2003, he served as a Finance Professor at Harvard Business School.

Stephan Mellas	Principal and Head of Operations. Prior to joining the firm in March 2005, he served as the Managing Director of the Investment Management Division – Worldwide Asset Management Operations for Goldman, Sachs & Co.

Michael Mendelson	Principal and Head of Global Trading. Prior to joining the firm in July 2005, he served as Managing Director and Head of Quantitative Trading for Goldman, Sachs & Co.

The business address of each person listed above is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

AQR does not currently serve as investment adviser or sub-adviser to investment companies with investment objectives similar to the International Equity Fund.

C-1

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                             , a registered investment advisor organized under the laws of the State of                             (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                             (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Patricia A. Weiland. All notices provided to the Sub-Adviser will be sent to the attention of                             .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                         .1

GUIDESTONE FUNDS – 2401 Cedar Springs Road Dallas, Texas 75201
Attest:
By:		By:
	Name:		Name:
	Title:		Title:

GUIDESTONE CAPITAL MANAGEMENT 2401 Cedar Springs Road Dallas, Texas 75201
Attest:
By:		By:
	Name:		Name:
	Title:		Title:

SUB-ADVISER
Attest:
By:		By:
	Name:		Name:
	Title:		Title:

[1]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.

2.	Report showing the derivative holdings.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.

2.	Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.

4.	All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.	Attribution analysis report.

7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.	Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.	SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.

3.	Current code of ethics and Rule 17j-1 certification paragraph.

4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.	Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.	Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.

5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.	Meet with GuideStone Capital Management on a periodic basis for a formal Fund Account review.

7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.

9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                     , (“Sub-Adviser”) relating to the                     (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

John R. Jones	President

Rodney R. Miller	Vice President and Secretary

Jeffrey P. Billinger	Vice President and Treasurer

Rodric E. Cummins	Senior Vice President and Chief Investment Officer

Matt L. Peden	Vice President and Investment Officer

Patricia A. Weiland	Senior Vice President and Chief Operating Officer

Arthur Merritt	Chief Compliance Officer